UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 4, 2006

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      1-15062                 13-4099534
          --------                      -------                 ----------
(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
      Incorporation)                                         Identification No.)

                One Time Warner Center, New York, New York 10019
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 3.02  Unregistered Sales of Equity Securities.


On August 4, 2006,  Time Warner Inc.  ("Time  Warner" or the  "Company")  issued
49,115,656 shares of the Company's common stock, par value $.01 per share ("Common Stock"), upon conversion by five wholly owned subsidiaries of Liberty Media Corporation (collectively, "Liberty") of an aggregate of 49,115,656 shares of the Company's Series LMCN-V Common Stock ("LMCN-V Stock") held by Liberty. As a result of this conversion, the number of issued and outstanding shares of Company Common Stock increased by 49,115,656 and the number of issued and outstanding shares of LMCN-V Stock decreased by the same amount. Immediately following this conversion, Liberty held 43,529,380 shares of LMCN-V Stock. The calculations of the Company's basic and diluted earnings per share are not affected by this conversion because the issued and outstanding shares of LMCN-V Stock have historically been included in such per share calculations. In connection with the issuance of Common Stock upon conversion of the LMCN-V Stock, the Company relied on the exemption from registration afforded by Section 3(a)(9) of the Securities Act of 1933, as amended.

As previously reported in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, the Company is subject to the terms of a consent decree (the "Turner Consent Decree") entered into in connection with the approval by the Federal Trade Commission (the "FTC") of the acquisition of Turner Broadcasting System, Inc. by Historic TW Inc. ("Historic TW") in 1996. The Turner Consent Decree required, among other things, that any Time Warner stock held by Liberty be non-voting stock, except that it would be entitled to a vote of 1/100 of a vote per share when voting with the outstanding common stock on the election of directors and a vote equal to the vote of the common stock with respect to corporate matters that would adversely change the rights or terms of the stock. On February 16, 2006, Liberty filed a petition with the FTC seeking to terminate the Turner Consent Decree as it applies to Liberty, including all voting restrictions on its Time Warner stock holdings. On June 14, 2006, the FTC issued an order granting Liberty's petition. As a result, Liberty now has the ability to request that the shares of LMCN-V Stock it holds be converted into shares of Common Stock.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TIME WARNER INC.


                                        By:  /s/ Wayne H. Pace
                                             -----------------------------------
                                             Name:  Wayne H. Pace
                                             Title: Executive Vice President and
                                                    Chief Financial Officer


Date:  August 9, 2006